Quarterly Holdings Report
for
Fidelity Freedom® Blend 2055 Fund
June 30, 2023
FBF-Y55-NPRT1-0823
1.9892481.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.14% to 5.19% 7/27/23 to 9/14/23 (b) (Cost $1,343,931)	1,350,000	1,344,411

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	7,022,454	98,033,458
Fidelity Series Commodity Strategy Fund (c)	65,811	6,370,475
Fidelity Series Large Cap Growth Index Fund (c)	3,555,811	61,942,229
Fidelity Series Large Cap Stock Fund (c)	3,606,470	68,162,277
Fidelity Series Large Cap Value Index Fund (c)	8,753,493	126,663,042
Fidelity Series Small Cap Core Fund (c)	29,162	299,496
Fidelity Series Small Cap Opportunities Fund (c)	2,397,986	30,886,058
Fidelity Series Value Discovery Fund (c)	3,153,630	46,736,789
TOTAL DOMESTIC EQUITY FUNDS (Cost $402,292,756)		439,093,824

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,797,263	25,628,966
Fidelity Series Emerging Markets Fund (c)	2,925,014	24,306,864
Fidelity Series Emerging Markets Opportunities Fund (c)	5,701,356	96,637,992
Fidelity Series International Growth Fund (c)	3,613,341	59,367,196
Fidelity Series International Index Fund (c)	2,147,032	24,626,459
Fidelity Series International Small Cap Fund (c)	1,099,239	17,840,644
Fidelity Series International Value Fund (c)	5,379,826	59,500,872
Fidelity Series Overseas Fund (c)	4,736,109	59,390,809
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $363,742,295)		367,299,802

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	95,620	755,399
Fidelity Series Corporate Bond Fund (c)	5,508	49,847
Fidelity Series Emerging Markets Debt Fund (c)	588,033	4,351,447
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	155,009	1,457,088
Fidelity Series Floating Rate High Income Fund (c)	92,041	824,691
Fidelity Series Government Bond Index Fund (c)	15,003	137,581
Fidelity Series High Income Fund (c)	550,471	4,508,357
Fidelity Series Investment Grade Bond Fund (c)	14,390	143,177
Fidelity Series Investment Grade Securitized Fund (c)	6,253	55,653
Fidelity Series Long-Term Treasury Bond Index Fund (c)	8,339,206	50,202,022
Fidelity Series Real Estate Income Fund (c)	128,116	1,227,349
TOTAL BOND FUNDS (Cost $74,940,929)		63,712,611

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,019,247	1,019,451
Fidelity Series Government Money Market Fund 5.17% (c)(e)	2,911,926	2,911,926
Fidelity Series Short-Term Credit Fund (c)	18,540	178,170
Fidelity Series Treasury Bill Index Fund (c)	711,790	7,075,195
TOTAL SHORT-TERM FUNDS (Cost $11,189,342)		11,184,742

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $853,509,253)	882,635,390
NET OTHER ASSETS (LIABILITIES) - 0.0%	(177,033)
NET ASSETS - 100.0%	882,458,357

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	175	Sep 2023	19,646,484	(319,780)	(319,780)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	199	Sep 2023	21,311,656	(326,087)	(326,087)

TOTAL PURCHASED					(645,867)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	31	Sep 2023	6,956,788	(215,494)	(215,494)
ICE MSCI EAFE Index Contracts (United States)	41	Sep 2023	4,418,775	(32,793)	(32,793)
ICE MSCI Emerging Markets Index Contracts (United States)	156	Sep 2023	7,783,620	67,376	67,376

TOTAL SOLD					(180,911)

TOTAL FUTURES CONTRACTS					(826,778)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,344,411.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	1,023,885	6,154,617	6,159,051	15,655	-	-	1,019,451	0.0%
Total	1,023,885	6,154,617	6,159,051	15,655	-	-	1,019,451

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	721,751	50,571	1,355	110	15	(15,583)	755,399
Fidelity Series Blue Chip Growth Fund	87,851,881	5,353,385	9,695,926	-	(312,566)	14,836,684	98,033,458
Fidelity Series Canada Fund	22,841,164	2,155,458	318,235	-	17,560	933,019	25,628,966
Fidelity Series Commodity Strategy Fund	5,521,530	993,930	10,163	-	(58)	(134,764)	6,370,475
Fidelity Series Corporate Bond Fund	27,060	23,614	135	458	(1)	(691)	49,847
Fidelity Series Emerging Markets Debt Fund	3,906,938	420,354	7,046	60,931	32	31,169	4,351,447
Fidelity Series Emerging Markets Debt Local Currency Fund	1,332,432	85,783	2,304	-	168	41,009	1,457,088
Fidelity Series Emerging Markets Fund	14,909,636	8,866,108	-	-	-	531,120	24,306,864
Fidelity Series Emerging Markets Opportunities Fund	92,717,330	1,408,241	186,068	-	(5,670)	2,704,159	96,637,992
Fidelity Series Floating Rate High Income Fund	749,888	67,882	1,355	17,423	4	8,272	824,691
Fidelity Series Government Bond Index Fund	74,035	67,153	271	851	(2)	(3,334)	137,581
Fidelity Series Government Money Market Fund 5.17%	2,213,510	1,537,977	839,561	27,823	-	-	2,911,926
Fidelity Series High Income Fund	3,944,131	564,194	7,317	61,746	14	7,335	4,508,357
Fidelity Series International Growth Fund	53,019,207	4,237,803	131,183	-	1,922	2,239,447	59,367,196
Fidelity Series International Index Fund	21,985,380	2,099,352	199,289	-	11,102	729,914	24,626,459
Fidelity Series International Small Cap Fund	16,455,494	1,183,718	28,423	-	366	229,489	17,840,644
Fidelity Series International Value Fund	52,881,024	4,646,200	387,503	-	11,222	2,349,929	59,500,872
Fidelity Series Investment Grade Bond Fund	76,501	69,431	271	1,303	(2)	(2,482)	143,177
Fidelity Series Investment Grade Securitized Fund	31,697	25,074	136	480	(1)	(981)	55,653
Fidelity Series Large Cap Growth Index Fund	55,649,158	3,317,179	4,032,986	146,382	18,387	6,990,491	61,942,229
Fidelity Series Large Cap Stock Fund	61,001,522	3,506,454	821,628	-	37,327	4,438,602	68,162,277
Fidelity Series Large Cap Value Index Fund	113,776,528	9,884,490	2,151,999	-	31,937	5,122,086	126,663,042
Fidelity Series Long-Term Treasury Bond Index Fund	45,433,607	6,253,743	77,511	348,373	173	(1,407,990)	50,202,022
Fidelity Series Overseas Fund	52,967,936	4,263,888	316,651	-	11,479	2,464,157	59,390,809
Fidelity Series Real Estate Income Fund	1,340,950	114,089	238,835	22,040	(2,691)	13,836	1,227,349
Fidelity Series Short-Term Credit Fund	169,187	9,741	-	1,195	-	(758)	178,170
Fidelity Series Small Cap Core Fund	173,493	114,251	-	174	-	11,752	299,496
Fidelity Series Small Cap Opportunities Fund	27,916,041	2,407,631	1,046,325	-	(71,958)	1,680,669	30,886,058
Fidelity Series Treasury Bill Index Fund	5,665,082	2,113,627	698,454	71,794	(1,230)	(3,830)	7,075,195
Fidelity Series Value Discovery Fund	41,718,257	4,028,819	326,563	-	(8,815)	1,325,091	46,736,789
	787,072,350	69,870,140	21,527,493	761,083	(261,286)	45,117,817	880,271,528

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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